ING Life Insurance and Annuity Company
and its
Variable Annuity Account C

GROUP 403(b), 401 AND HR10 PLANS

Supplement Dated July 17, 2013 to the Contract Prospectus dated May 1, 2013, as amended

This supplement updates and amends certain information contained in your variable annuity
Contract Prospectus. Please read it carefully and keep it with your Contract Prospectus for future reference.

The section titled “Same-Sex Marriages” in your Contract Prospectus is deleted and replaced with the following:

Same-Sex Marriages

Before June 26, 2013, pursuant to Section 3 of the federal Defense of Marriage Act (“DOMA”), same-sex marriages were not recognized for purposes of federal law. On that date the U.S.
Supreme Court held in United States v. Windsor that Section 3 of DOMA is unconstitutional.
While valid same-sex marriages are now recognized under federal law and the favorable income-
deferral options afforded by federal tax law to an opposite-sex spouse under Tax Code sections
72(s) and 401(a)(9) are now available to a same-sex spouse, there are still unanswered questions regarding the scope and impact of the Windsor decision. Consequently, if you are married to a same-sex spouse you should contact a qualified tax adviser regarding your spouse’s rights and benefits under the contract described in the Contract Prospectus and your particular tax situation.

x.75974-13A	July, 2013